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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________
                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  OCTOBER 29, 1996
                                                         ----------------



                                NATIONAL DATA CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                       001-12392                  58-977458
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                    (Address of Principal Executive Offices)

                                  404-728-2000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.


   National Data Corporation (the "Company") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement
No. 333-13653, as well as to file amendments to the Company's Certificate of Incorporation and certain material contracts.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


       Exhibits:

       3.1 Certificate of Amendment to Certificate of Incorporation of the Registrant, dated October 28, 1996.

       3.2 Amended Certificate of Designations of the Registrant, dated October 28, 1996.

       4.1 Form of Indenture between the Company and The First National Bank of Chicago, as Trustee, relating to the Company's ___% Convertible Subordinated Notes due 2003.

       4.2 Form of the Company's ___% Convertible Subordinated Note due 2003 (included in the Form of Indenture filed as Exhibit 4.1 hereto).

       5 Opinion of Alston & Bird relating to the Company's ___% Convertible Subordinated Notes due 2003.

       10.1 Amendment No. 2 dated as of October 23, 1996, to the Credit Agreement dated as of May 31, 1996, between the Company and Wachovia Bank of Georgia, N.A., as Agent.

       10.2 Amendment No. 1 dated as of October 23, 1996, to the Credit Agreement dated as of July 16, 1996, between Global Payment Systems LLC and The First National Bank of Chicago, as Agent.
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                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                National Data Corporation
                                                -------------------------
                                                      (Registrant)



Date:  October 28, 1996                   By:   /s/ E. Michael Ingram
                                                ---------------------
                                                E. Michael Ingram
                                                General Counsel
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                  ___________

                                    EXHIBITS

                                       TO

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

                            DATED: October 29, 1996



                           NATIONAL DATA CORPORATION





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                               INDEX TO EXHIBITS
                               -----------------



       3.1 Certificate of Amendment to Certificate of Incorporation of the Registrant, dated October 28, 1996.

       3.2 Amended Certificate of Designations of the Registrant, dated October 28, 1996.

       4.1 Form of Indenture between the Company and The First National Bank of Chicago, as Trustee, relating to the Company's ___% Convertible Subordinated Notes due 2003.

       4.2 Form of the Company's ___% Convertible Subordinated Note due 2003 (included in the Form of Indenture filed as Exhibit 4.1 hereto).

       5 Opinion of Alston & Bird relating to the Company's ___% Convertible Subordinated Notes due 2003.

       10.1 Amendment No. 2 dated as of October 23, 1996, to the Credit Agreement dated as of May 31, 1996, between the Company and Wachovia Bank of Georgia, N.A., as Agent.

       10.2 Amendment No. 1 dated as of October 23, 1996, to the Credit Agreement dated as of July 16, 1996, between Global Payment Systems LLC and The First National Bank of Chicago, as Agent.